Nature of Operations and Organization	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of Operations and Organization

1.Nature of Operations and Organization

Oklo Inc. (following the Business Combination where AltC Acquisition Corp. (“AltC”) changed its name to Oklo Inc., the “Company” or “Oklo”) conducts its operations through its subsidiary Oklo Technologies, Inc., a Delaware corporation incorporated on July 3, 2013 (formerly known as Oklo Inc. before the Business Combination and referred to herein as “Legacy Oklo”) (as further described under the heading Business Combination below). The Company is developing advanced fission power plants to provide clean, reliable, and affordable energy at scale.

The Company plans to commercialize its metal-fueled fast reactor technology with the Aurora powerhouse product line. The first commercial Aurora powerhouse designs are expected to produce up to 15 and 75 megawatts of electricity (“MWe”) on both recycled nuclear fuel and fresh fuel. Oklo’s advanced fission technology has a history of successful operation, first demonstrated by the Experimental Breeder Reactor-II, which sold and supplied power to the grid and showed effective waste recycling capabilities for over 30 years of operation. Furthermore, Oklo has achieved several significant deployment and regulatory milestones, including securing a site use permit from the U.S. Department of Energy (“DOE”) for the Idaho National Laboratory (“INL”) Site and a fuel award from INL for a commercial-scale advanced fission power plant in Idaho.

Business Combination

On May 9, 2024, the Company consummated a business combination pursuant to an Agreement and Plan of Merger and Reorganization dated July 11, 2023 (as amended, modified, supplemented or waived, the “Merger Agreement”), by and among the Company (formerly known as AltC Acquisition Corp.), AltC Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of AltC (“Merger Sub”), and Legacy Oklo. Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Legacy Oklo, with Legacy Oklo surviving the merger as a wholly owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Business Combination”) (as further described in Note 3). Upon consummation of the Business Combination (the “Closing”), AltC changed its name to Oklo Inc.

The Company’s Class A common stock commenced trading on the New York Stock Exchange (“NYSE”) under the symbol “OKLO” on May 10, 2024.

Liquidity and Capital Resources

As of December 31, 2024, the Company’s cash, cash equivalents and marketable debt securities were $275,287, which includes the proceeds received from the Business Combination. The Company continues to incur significant operating losses. For the year ended December 31, 2024, the Company had a net loss of $73,616, loss from operations of $52,801 and net cash used in operating activities of $38,390. As of December 31, 2024, the Company had an accumulated deficit of $135,109.

The Company will utilize its existing cash, cash equivalents and marketable debt securities to fund its powerhouses, operations, and growth plans. The Company believes that as a result of the Business Combination, its existing cash, cash equivalents and marketable debt securities will be sufficient to fund its operations for the one-year period following the issuance date of these consolidated financial statements.

Reclassifications

Certain prior year amounts have been reclassified to conform to current period presentation. These reclassifications were immaterial, both individually and in aggregate. These changes did not impact previously reported loss from operations or net loss.